UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

NPS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Hills Drive, 3rd Floor Bedminster, NJ 07921
(Address of principal executive offices)
(908) 450-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by NPS Pharmaceuticals, Inc. on December 11, 2007 to correct the cash value of the one-time stock award granted to Gerard J. Michel on December 5, 2007, was which was inadvertently reported as $92,304. The actual cash value of Mr. Michel’s stock award was $184,607.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NPS PHARMACEUTICALS, INC.

Date: December 21, 2007	By:	/s/ Andrew Rackear
Andrew Rackear, Senior Vice President, Legal Affairs, General Counsel and Secretary